UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 18, 2005



                              EAGLE BROADBAND, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)



                                      TEXAS
                                      -----
                 (State or other jurisdiction of incorporation)



             001-15649                                   760494995
             ---------                                   ---------
      (Commission File Number)             (I.R.S. Employer Identification No.)



                 101 Courageous Drive, League City, Texas 77573
                 ----------------------------------------------
          (Address of principal executive offices, including zip code)




                                 (281) 538-6000
                                 --------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act.

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01.  Regulation FD Disclosure.

         Eagle Broadband, Inc. (the "Company") will announce at its Annual Meeting of Shareholders on October 18, 2005, that the Company has been awarded a contract for multiple SatMAX satellite communications systems from General Dynamics C4 Systems for use by an undisclosed government customer.

         The SatMAX non-line-of-sight satellite communications technology enables users to quickly and easily make reliable, fully wireless, voice and data communications available from any non-line-of-sight location, including inside buildings or structures, onboard vehicles, aircraft or ships, from obstructed areas, etc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              EAGLE BROADBAND, INC.



                              By:  /s/ DAVID MICEK
                              -------------------------------------
                              President and Chief Executive Officer




DATE: October 18, 2005